UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    July 31, 2007

                    RenaissanceRe Holdings Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	34-0-26512	98-014-1974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Renaissance House 8-20 East Broadway, Pembroke Bermuda	HM 19
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:    (441) 295-4513

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On July 31, 2007, RenaissanceRe Holdings Ltd. (the “Company”) issued a press release announcing its financial results for the quarter ended June 30, 2007 and the availability of its corresponding financial supplement.  Copies of the press release and the financial supplement are attached as Exhibit 99.1 and 99.2, respectively, to this Form 8-K. This Form 8-K and Exhibits 99.1 and 99.2 hereto are each being furnished to the Securities and Exchange Commission (the “SEC”) pursuant to Item 2.02 of Form 8-K and are therefore not to be considered “filed” with the SEC.

Item 9.01.  Financial Statements and Exhibits.

(c)

Exhibits.

Exhibit #	Description
99.1*	Copy of the Company’s press release, issued July 31, 2007
99.2*	Copy of the Company’s Financial Supplement

*

Exhibits 99.1 and 99.2 are being furnished to the SEC pursuant to Item 2.02 and are not being filed with the SEC. Therefore, these exhibits are not incorporated by reference in any of the registrant's other SEC filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENAISSANCERE HOLDINGS LTD.

Date: July 31, 2007	By:	\s\ Fred R. Donner
Name: Fred R. Donner Title: Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1*	Copy of the Company’s press release, issued July 31, 2007
99.2*	Copy of the Company’s Financial Supplement

*

Exhibits 99.1 and 99.2 are being furnished to the SEC pursuant to Item 2.02 and are not being filed with the SEC. Therefore, these exhibits are not incorporated by reference in any of the registrant's other SEC filings.